UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2006

New Frontier Media, Inc.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-23697	84-1084061
(Commission File Number)	(IRS Employer Identification Number)

7007 Winchester Circle, Suite 200, Boulder, Colorado 80301

(Address of Principal Executive Offices)

(303) 444-0900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Registrant, by Board of Directors action, has amended Section 4 of its Corporate Trading Policy to modify the periods during which trading in the Registrant’s securities is prohibited. The Corporate Trading Policy now provides that Directors, Insiders (as defined) and Section 16 officers may not affect trades in the Registrant’s securities during the two week period commencing before the end of each of the Registrant’s four fiscal quarters and ending when three Full Trading Days (as defined) have elapsed after the public release of earnings by the Registrant for such fiscal quarters.

All other provisions of the Corporate Trading Policy remain unchanged.

Item 9.01	Financial Statements and Exhibits

(c ) Exhibits

Exhibit 99.1 New Frontier Media, Inc. Corporate Trading Policy, dated September 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER MEDIA, INC.
Dated: September 6, 2006	By: /s/ Michael Weiner Michael Weiner Chief Executive Officer